UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: April 30, 2007

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2007

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited)	April 30, 2007

FACE AMOUNT		SECURITY	VALUE
MORTGAGE-BACKED SECURITIES - 42.6%
FHLMC - 2.9%
		Federal Home Loan Mortgage Corp. (FHLMC):
$1,209,650		5.216% due 1/1/36 (a)(b)	$1,215,337
1,213,430		6.569% due 2/1/37 (a)(b)	1,235,767
		Gold:
378		5.500% due 5/1/13 (b)	380
1,814,043		6.500% due 9/1/14-1/1/32 (b)	1,865,468
2,719,655		6.000% due 3/1/17 (b)	2,768,876

		TOTAL FHLMC	7,085,828

FNMA - 35.0%
		Federal National Mortgage Association (FNMA):
15,947		6.500% due 2/1/14-6/1/15 (b)	16,354
47,400,000		5.000% due 5/17/22-6/12/37 (c)	45,959,171
23,700,000		5.500% due 5/17/22-5/21/37 (c)	23,547,019
7,760,390		6.000% due 6/1/32 (b)	7,866,782
800,000		6.000% due 5/14/37 (b)(c)	806,250
7,000,000		6.500% due 5/14/37 (c)	7,148,750
400,000		6.000% due 6/12/37 (c)	403,000

		TOTAL FNMA	85,747,326

GNMA - 4.7%
		Government National Mortgage Association (GNMA):
7,745		8.500% due 11/15/27 (b)	8,368
7,866,110		6.000% due 7/15/29-2/15/37 (b)	7,976,081
1,241,764		6.500% due 9/15/36-10/15/36 (b)	1,276,002
700,000		5.000% due 5/21/37 (c)	680,968
1,600,000		6.500% due 5/21/37 (b)(c)	1,643,501

		TOTAL GNMA	11,584,920

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $104,109,182)	104,418,074

FACE AMOUNT	RATING‡
ASSET-BACKED SECURITIES - 6.4%
Home Equity - 6.4%
2,894,053	AAA	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32 (b)	2,833,658
1,636,294	AAA	EMC Mortgage Loan Trust, Series 2004-B, Class A1, 5.770% due 1/25/41 (a)(b)(d)	1,642,943
1,360,976	AAA	GMAC Mortgage Corp. Loan Trust, Series 2004-HE4, Class A1VN, 5.600% due 3/25/35 (a)(b)	1,361,402
		SACO I Trust:
473,442	Aaa(e)	Series 2005-02, Class A, 5.520% due 4/25/35 (a)(b)(d)	473,725
2,609,125	AAA	Series 2006-01, Class A, 5.490% due 9/25/35 (a)(b)	2,608,499
6,675,000	AAA	Structured Asset Securities Corp., Series 2005-7XS, Class 1A2B, 5.270% due 4/25/35 (b)	6,658,399

		TOTAL ASSET-BACKED SECURITIES (Cost - $15,647,775)	15,578,626

COLLATERALIZED MORTGAGE OBLIGATIONS - 22.7%
4,306,928	AAA	Banc of America Funding Corp., Series 2005-E, Class 7A1, 5.822% due 6/20/35 (a)(b)	4,329,316
4,134,387	AAA	Bayview Commercial Asset Trust, Series 2006-1A, Class A1, 5.590% due 3/25/36 (a)(b)(d)	4,132,320
6,025,591	AAA	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.500% due 8/25/34 (b)	6,004,331

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 22.7% (continued)
$1,269,534	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series 2687, Class IA, PAC IO, 5.500% due 9/15/22 (b)(f)	$20,678
2,345,343	AAA	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, 5.400% due 2/25/47 (a)(b)	2,346,988
1,380,000	Aaa(e)	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420% due 1/15/49 (b)	1,382,102
		MASTR Adjustable Rate Mortgage Trust:
1,994,419	AAA	Series 2004-6, Class 5A1, 4.669% due 7/25/34 (a)(b)	1,982,575
4,211,615	AAA	Series 2006-2, Class 3A1, 4.850% due 1/25/36 (a)(b)	4,172,643
2,457,374	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.489% due 2/25/35 (a)(b)	2,426,517
		Merrill Lynch Mortgage Trust:
600,000	AAA	Series 2005-CKI1, Class A6, 5.417% due 11/12/37 (a)(b)	599,339
1,510,000	AAA	Series 2006-C1, Class A4, 5.843% due 5/12/39 (a)(b)	1,550,266
600,000	Aaa(e)	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485% due 3/12/51 (a)(b)	603,144
981,000	AAA	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.976% due 5/25/35 (a)(b)	960,964
4,202,496	AAA	Residential Accredit Loans Inc., Series 2005-QA7, Class A21, 4.826% due 7/25/35 (a)(b)	4,151,206
37,341	AAA	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-08, Class 1A1, 4.646% due 7/25/34 (a)(b)	38,529
		Washington Mutual Inc., Series 2005-AR13:
4,819,762	AAA	Class A1A1, 5.610% due 10/25/45 (a)(b)	4,828,645
5,081,706	AAA	Class A1B3, 5.680% due 10/25/45 (a)(b)	5,106,367
		Washington Mutual Mortgage Pass-Through Certificates:
2,343,994	AAA	5.903% due 9/25/46 (a)(b)	2,345,551
5,271,170	AAA	Series 2005-AR01, Class A2A1, 5.660% due 1/25/45 (a)(b)	5,286,120
1,077,227	AAA	Series 2007-HY4, Class 4A1, 5.525% due 9/25/36 (a)(b)	1,076,470
2,349,677	Aaa(e)	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 4.522% due 4/25/35 (a)(b)	2,320,019

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $55,628,347)	55,664,090

CORPORATE BONDS & NOTES - 25.4%
Aerospace & Defense - 0.0%
		L-3 Communications Corp., Senior Subordinated Notes:
20,000	BB+	7.625% due 6/15/12 (b)	20,825
100,000	BB+	6.375% due 10/15/15 (b)	100,000

		Total Aerospace & Defense	120,825

Auto Components - 0.0%
50,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (b)	47,750

Automobiles - 0.8%
640,000	BBB	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (b)	631,234
		Ford Motor Co.:
		Debentures:
25,000	CCC+	6.625% due 10/1/28 (b)	18,375
30,000	CCC+	8.900% due 1/15/32 (b)	25,950
740,000	CCC+	Notes, 7.450% due 7/16/31 (b)	589,225
		General Motors Corp., Senior Debentures:
815,000	B-	8.250% due 7/15/23 (b)	741,650
45,000	B-	8.375% due 7/15/33 (b)	40,894

		Total Automobiles	2,047,328

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Building Products - 0.0%
$25,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (b)	$26,188

Capital Markets - 2.2%
360,000	A	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17 (b)	357,505
230,000	AA-	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11 (b)	233,738
530,000	AA-	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (b)	522,032
120,000	Aa3(e)	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (b)(d)	121,903
1,515,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (b)	1,487,239
		Morgan Stanley:
610,000	A+	Medium-Term Notes, 5.809% due 10/18/16 (a)(b)	612,274
2,040,000	A	Subordinated Notes, 4.750% due 4/1/14 (b)	1,956,156

		Total Capital Markets	5,290,847

Chemicals - 0.1%
20,000	B+	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (b)	23,600
20,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (b)	21,200
30,000	B	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)(d)	30,150
50,000	BB	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12 (b)	53,500

		Total Chemicals	128,450

Commercial Banks - 3.1%
		Glitnir Banki HF:
250,000	A-	Notes, 6.330% due 7/28/11 (b)(d)	259,238
540,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	565,606
1,800,000	A	HSBC Finance Capital Trust IX, 5.911% due 11/30/35 (a)(b)	1,809,031
700,000	BB	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)(d)	701,018
790,000	Aa3(e)	Landsbanki Islands HF, 6.100% due 8/25/11 (b)(d)	813,664
310,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bond, 7.191% due 7/30/15 (a)(b)(d)	328,201
435,000	BBB-	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(d)	440,685
200,000	A-	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)(b)	190,861
1,290,000	A+	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (b)	1,284,103
880,000	AA+	Wells Fargo & Co., Notes, 5.300% due 8/26/11 (b)	889,089
380,000	AA-	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36 (b)	373,285

		Total Commercial Banks	7,654,781

Commercial Services & Supplies - 0.2%
30,000	BB	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13 (b)	31,500
510,000	BBB	Waste Management Inc., 6.375% due 11/15/12 (b)	536,109

		Total Commercial Services & Supplies	567,609

Consumer Finance - 2.7%
		Ford Motor Credit Co.:
2,325,000	B	Notes, 7.375% due 10/28/09 (b)	2,328,102
880,000	B	Senior Notes, 5.800% due 1/12/09 (b)	865,665
		General Motors Acceptance Corp.:
110,000	BB+	Bonds, 8.000% due 11/1/31 (b)	118,395
120,000	BB+	Medium-Term Notes, 4.375% due 12/10/07 (b)	118,647
		Notes:
2,215,000	BB+	6.125% due 8/28/07 (b)	2,212,369
85,000	BB+	5.125% due 5/9/08 (b)	84,020
25,000	BB+	5.625% due 5/15/09 (b)	24,660
45,000	BB+	7.250% due 3/2/11 (b)	45,789
125,000	BB+	Senior Notes, 5.850% due 1/14/09 (b)	123,658

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Consumer Finance - 2.7% (continued)
$210,000	AA	MBNA Corp., Notes, 4.625% due 9/15/08 (b)	$208,345
		SLM Corp., Medium-Term Notes, Series A:
100,000	A	5.000% due 10/1/13 (b)	90,611
390,000	A	5.375% due 5/15/14 (b)	356,403

		Total Consumer Finance	6,576,664

Containers & Packaging - 0.0%
35,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	37,625
30,000	B	Owens-Brockway Glass Container Inc., Senior Notes, 8.250% due 5/15/13 (b)	31,800
25,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 (b)	25,750
2,000	B	Smurfit Kappa Funding, Senior Notes, 9.625% due 10/1/12 (b)	2,115

		Total Containers & Packaging	97,290

Diversified Consumer Services - 0.1%
		Service Corp. International, Senior Notes:
35,000	BB-	7.625% due 10/1/18 (b)	37,231
105,000	BB-	7.500% due 4/1/27 (b)(d)	105,525

		Total Diversified Consumer Services	142,756

Diversified Financial Services - 2.9%
280,000	A-	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)(d)	277,841
410,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (b)(d)	404,737
1,470,000	AA-	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (b)(d)	1,464,898
20,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)(d)	20,350
555,000	BB	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)(d)	593,850
270,000	AAA	European Investment Bank, 4.625% due 3/21/12 (b)	267,940
1,360,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (b)	1,336,015
162,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12 (b)	170,505
155,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)(d)	162,362
110,000	A	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)(d)	112,902
1,370,000	A+	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12 (b)	1,454,467
250,000	BBB	Residential Capital LLC, Senior Notes, 6.000% due 2/22/11 (b)	247,355
		TNK-BP Finance SA:
440,000	BB+	7.500% due 7/18/16 (b)(d)	466,950
100,000	BB+	6.625% due 3/20/17 (b)(d)	99,750
30,000	CCC+	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15 (b)	25,200

		Total Diversified Financial Services	7,105,122

Diversified Telecommunication Services - 2.1%
		Citizens Communications Co.:
50,000	BB+	Senior Bonds, 7.125% due 3/15/19 (b)(d)	50,625
75,000	BB+	Senior Notes, 7.875% due 1/15/27 (b)(d)	78,375
565,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (b)	568,279
130,000	B	Intelsat Bermuda Ltd., Senior Notes, 8.872% due 1/15/15 (a)(b)	133,575
50,000	B	Intelsat Corp., Senior Notes, 9.000% due 8/15/14 (b)	54,250
360,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (b)	391,803
95,000	CCC+	Level 3 Financing Inc., Senior Notes, 8.750% due 2/15/17 (b)(d)	97,138
300,000	B-	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16 (b)	321,750
275,000	BB+	Qwest Corp., Senior Notes, 7.500% due 10/1/14 (b)	292,187
1,430,000	BBB+	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (b)	1,376,771
1,705,000	A	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (b)	1,753,434

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Diversified Telecommunication Services - 2.1% (continued)
$90,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	$99,225

		Total Diversified Telecommunication Services	5,217,412

Electric Utilities - 1.1%
		Duke Energy Corp., Senior Notes:
430,000	BBB	4.200% due 10/1/08 (b)	424,067
320,000	BBB	5.625% due 11/30/12 (b)	328,190
760,000	BBB	Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	716,644
		FirstEnergy Corp., Notes:
310,000	BBB-	Series B, 6.450% due 11/15/11 (b)	325,451
420,000	BBB-	Series C, 7.375% due 11/15/31 (b)	483,599
290,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	297,417

		Total Electric Utilities	2,575,368

Electronic Equipment & Instruments - 0.0%
75,000	B+	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15 (b)(d)	79,125

Energy Equipment & Services - 0.1%
135,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)(d)	140,231
		Southern Natural Gas Co.:
40,000	BB	Notes, 5.900% due 4/1/17 (b)(d)	40,436
5,000	BB	Senior Notes, 8.000% due 3/1/32 (b)	6,046

		Total Energy Equipment & Services	186,713

Food Products - 0.0%
45,000	B-	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13 (b)	45,000

Health Care Providers & Services - 0.4%
150,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (b)(d)	151,312
		HCA Inc.:
		Senior Notes:
140,000	B-	6.250% due 2/15/13 (b)	129,150
252,000	B-	5.750% due 3/15/14 (b)	218,610
24,000	B-	6.500% due 2/15/16 (b)	21,030
		Senior Secured Notes:
200,000	BB-	9.250% due 11/15/16 (b)(d)	218,500
52,000	BB-	9.625% due 11/15/16 (b)(d)(g)	56,875
40,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (b)	41,650
15,000	CCC+	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 (b)	15,450
60,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13 (b)	63,000

		Total Health Care Providers & Services	915,577

Hotels, Restaurants & Leisure - 0.4%
20,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12 (b)	20,900
400,000	B+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11 (b)	426,000
40,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (b)	39,600
45,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (b)	44,044
		MGM MIRAGE Inc., Senior Notes:
250,000	BB	6.750% due 9/1/12 (b)	251,562
55,000	BB	7.625% due 1/15/17 (b)	56,375
50,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13 (b)	53,000
		Station Casinos Inc.:
85,000	B+	Senior Notes, 7.750% due 8/15/16 (b)	88,825

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Hotels, Restaurants & Leisure - 0.4% (continued)
$50,000	B	Senior Subordinated Notes, 6.875% due 3/1/16 (b)	$47,250

		Total Hotels, Restaurants & Leisure	1,027,556

Household Durables - 0.0%
100,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (b)	104,750

Independent Power Producers & Energy Traders - 0.4%
		AES Corp., Senior Notes:
55,000	B	8.875% due 2/15/11 (b)	59,675
18,000	B	7.750% due 3/1/14 (b)	19,125
50,000	B-	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16 (b)	52,062
40,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15 (b)	41,799
		TXU Corp., Senior Notes:
230,000	BB-	Series P, 5.550% due 11/15/14 (b)	207,517
50,000	BB-	Series Q, 6.500% due 11/15/24 (b)	43,521
575,000	BB-	Series R, 6.550% due 11/15/34 (b)	497,257

		Total Independent Power Producers & Energy Traders	920,956

Industrial Conglomerates - 0.5%
1,090,000	BBB+	Tyco International Group SA, Notes, 6.000% due 11/15/13 (b)	1,146,851

Insurance - 0.3%
250,000	A+	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	249,674
200,000	BBB+	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	200,273
310,000	BBB	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)(b)	310,989

		Total Insurance	760,936

Internet & Catalog Retail - 0.0%
20,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14 (b)	20,200

IT Services - 0.3%
520,000	BBB-	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	541,418
70,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	75,425

		Total IT Services	616,843

Media - 2.2%
44,000	CCC	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)	46,970
40,000	CCC	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10 (b)	42,800
75,000	CCC	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes, 8.750% due 11/15/13 (b)	79,031
35,000	B	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)(d)	36,881
50,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)(d)	52,063
460,000	B+	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (b)	456,681
100,000	BBB+	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (b)	122,777
		Comcast Corp., Notes:
780,000	BBB+	6.500% due 1/15/15 (b)	826,591
80,000	BBB+	5.875% due 2/15/18 (b)	80,883
		CSC Holdings Inc., Senior Notes:
25,000	B+	Series B, 8.125% due 7/15/09 (b)	26,125
20,000	B+	Series WI, 6.750% due 4/15/12 (b)	20,075
95,000	BB-	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (b)	96,663
200,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (b)	199,500
1,060,000	BB+	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (b)	1,114,923

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Media - 2.2% (continued)
$125,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13 (b)	$123,750
1,250,000	BBB	News America Inc., Notes, 5.300% due 12/15/14 (b)	1,245,347
		R.H. Donnelley Corp.:
		Senior Discount Notes:
25,000	B	Series A-1, 6.875% due 1/15/13 (b)	24,906
40,000	B	Series A-2, 6.875% due 1/15/13 (b)	39,850
60,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16 (b)	65,400
50,000	BBB-	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13 (b)	51,625
470,000	BBB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	533,180
30,000	B+	Videotron Ltee., Senior Notes, 6.375% due 12/15/15 (b)	29,775

		Total Media	5,315,796

Metals & Mining - 0.4%
200,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (b)	219,250
100,000	BB+	Steel Dynamics Inc., 6.750% due 4/1/15 (b)(d)	100,750
590,000	BBB	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	628,762

		Total Metals & Mining	948,762

Multi-Utilities - 0.3%
600,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (b)	616,096

Oil, Gas & Consumable Fuels - 2.9%
360,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (b)	403,694
320,000	BBB-	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (b)	358,409
		Anadarko Petroleum Corp., Senior Notes:
170,000	BBB-	5.950% due 9/15/16 (b)	171,626
180,000	BBB-	6.450% due 9/15/36 (b)	181,048
		Chesapeake Energy Corp., Senior Notes:
25,000	BB	6.375% due 6/15/15 (b)	25,156
45,000	BB	6.625% due 1/15/16 (b)	45,900
20,000	BB	6.250% due 1/15/18 (b)	19,950
650,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (b)	645,993
		Compagnie Generale de Geophysique SA, Senior Notes:
35,000	B+	7.500% due 5/15/15 (b)	36,925
135,000	B+	7.750% due 5/15/17 (b)	143,438
355,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	406,513
		El Paso Corp., Medium-Term Notes:
13,000	BB-	7.800% due 8/1/31 (b)	14,560
373,000	BB-	7.750% due 1/15/32 (b)	417,760
40,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (b)	40,300
		Gazprom:
660,000	BBB	Loan Participation Notes, 6.212% due 11/22/16 (b)(d)	670,230
310,000	BBB	Senior Notes, 6.510% due 3/7/22 (b)(d)	319,687
		Kerr-McGee Corp.:
320,000	BBB-	6.950% due 7/1/24 (b)	342,114
480,000	BBB-	Notes, 7.875% due 9/15/31 (b)	577,229
		Kinder Morgan Energy Partners LP:
310,000	BBB	6.750% due 3/15/11 (b)	326,528
		Senior Notes:
80,000	BBB	6.300% due 2/1/09 (b)	81,366
60,000	BBB	6.000% due 2/1/17 (b)	61,078
40,000	BB	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (b)(d)	42,500
30,000	BB	Peabody Energy Corp., Series B, 6.875% due 3/15/13 (b)	30,525
467,000	BBB	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35 (b)	495,604
400,000	BBB-	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (b)	411,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 2.9% (continued)
		Pogo Producing Co.:
$60,000	B+	6.625% due 3/15/15 (b)	$58,950
20,000	B+	Senior Subordinated Notes, 6.875% due 10/1/17 (b)	19,700
20,000	B1(e)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)	20,750
70,000	BB	Tennessee Gas Pipeline Co., 7.625% due 4/1/37 (b)	82,190
20,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (b)	19,550
427,000	BB	Williams Cos. Inc., Notes, 8.750% due 3/15/32 (b)	499,056
70,000	BBB	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (b)	76,737

		Total Oil, Gas & Consumable Fuels	7,046,566

Paper & Forest Products - 0.2%
430,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	453,366

Pharmaceuticals - 0.2%
380,000	A	Wyeth, 5.950% due 4/1/37 (b)	381,294

Real Estate Investment Trusts (REITs) - 0.0%
		Host Marriott LP, Senior Notes:
65,000	BB	7.125% due 11/1/13 (b)	67,275
25,000	BB	Series O, 6.375% due 3/15/15 (b)	25,219

		Total Real Estate Investment Trusts (REITs)	92,494

Textiles, Apparel & Luxury Goods - 0.0%
60,000	B	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (b)	66,150

Thrifts & Mortgage Finance - 0.3%
		Countrywide Financial Corp., Medium-Term Notes:
160,000	A	5.490% due 1/5/09 (a)(b)	159,645
200,000	A	Series B, 5.460% due 6/18/08 (a)(b)	200,004
430,000	A	Countrywide Home Loans Inc., 5.520% due 2/27/08 (a)(b)	430,143

		Total Thrifts & Mortgage Finance	789,792

Tobacco - 0.3%
610,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13 (b)	663,235

Wireless Telecommunication Services - 0.9%
		Nextel Communications Inc., Senior Notes:
675,000	BBB	Series D, 7.375% due 8/1/15 (b)	698,902
350,000	BBB	Series E, 6.875% due 10/31/13 (b)	360,032
		Sprint Capital Corp.:
320,000	BBB	Notes, 8.750% due 3/15/32 (b)	378,699
720,000	BBB	Senior Notes, 8.375% due 3/15/12 (b)	802,683
60,000	BBB	Sprint Nextel Corp., 6.000% due 12/1/16 (b)	58,991

		Total Wireless Telecommunication Services	2,299,307

		TOTAL CORPORATE BONDS & NOTES (Cost - $61,714,804)	62,095,755

CONVERTIBLE BOND & NOTE - 0.0%
Diversified Financial Services - 0.0%
95,000	CCC+	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (b) (Cost - $95,000)	107,350

SOVEREIGN BONDS - 1.0%
Brazil - 0.3%
		Federative Republic of Brazil:
441,000	BB+	11.000% due 8/17/40 (b)	598,768
266,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18 (b)	302,109

		Total Brazil	900,877

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	RATING‡	SECURITY	VALUE
Mexico - 0.3%
$ 625,000	BBB	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34 (b)	$697,813

Russia - 0.4%
825,850	BBB+	Russian Federation, 7.500% due 3/31/30 (b)	938,886

Uruguay - 0.0%
1	B+	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (g)	1

		TOTAL SOVEREIGN BONDS (Cost - $2,421,787)	2,537,577

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.3%
Government - 0.4%
1,000,000		Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (b)	1,000,450

U.S. Government Agencies - 4.7%
		Federal Home Loan Bank (FHLB):
		Bonds:
200,000		5.100% due 9/19/08 (b)	200,429
350,000		5.400% due 1/2/09 (b)	349,978
1,270,000		Series VB15, 5.000% due 12/21/15 (b)	1,273,391
690,000		Global Bonds, 5.500% due 7/15/36 (b)	719,042
2,000,000		Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10 (b)	2,130,216
		Federal National Mortgage Association (FNMA):
2,250,000		6.625% due 9/15/09 (b)	2,341,393
3,000,000		6.000% due 5/15/11 (b)	3,130,077
1,060,000		Tennessee Valley Authority, Bonds, 5.980% due 4/1/36 (b)	1,172,863

		Total U.S. Government Agencies	11,317,389

U.S. Government Obligation - 5.2%
		U.S. Treasury Bonds:
620,000		8.875% due 8/15/17 (b)	830,316
375,000		4.500% due 2/15/36 (b)	355,723
1,950,000		4.750% due 2/15/37 (b)	1,929,587
		U.S. Treasury Notes:
410,000		4.875% due 1/31/09 (b)	411,441
390,000		4.625% due 10/31/11 (b)	391,813
10,000		4.500% due 11/30/11 (b)	9,999
3,220,000		4.625% due 12/31/11 (b)	3,234,719
450,000		4.750% due 1/31/12 (b)	454,518
1,390,000		5.125% due 5/15/16 (b)	1,441,094
310,000		4.625% due 11/15/16 (b)	309,903
8,060,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24 (b)	3,407,180

		Total U.S. Government Obligations	12,776,293

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $25,331,216)	25,094,132

U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.2%
		U.S. Treasury Bonds, Inflation Indexed:
2,911,341		2.000% due 1/15/16 (b)	2,869,834
348,541		2.000% due 1/15/26 (b)	331,005
2,421,408		2.375% due 1/15/27 (b)	2,440,043
		U.S. Treasury Notes, Inflation Indexed:
365,157		0.875% due 4/15/10 (b)	353,660

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2007

FACE AMOUNT	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.2% (continued)
$2,542,174	2.375% due 4/15/11 (b)	$2,577,924
1,753,015	2.500% due 7/15/16 (b)	1,800,540

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $10,295,426)	10,373,006

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $275,243,537)	275,868,610

SHORT-TERM INVESTMENTS - 19.0%
U.S. Government Agency - 0.9%
2,160,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.196%- 5.197% due 6/25/07 (h)(i) (Cost - $2,143,370)	2,143,370

Repurchase Agreement - 18.1%
44,407,000	Nomura Securities International Inc. repurchase agreement dated 4/30/07, 5.170% due 5/1/07; Proceeds at maturity - $44,413,377; (Fully collateralized by U.S. government agency obligations, 0.000% to 7.100% due 10/10/13 to 12/6/27; Market value - $45,295,547) (Cost - $44,407,000) (b)	44,407,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $46,550,370)	46,550,370

	TOTAL INVESTMENTS - 131.6% (Cost - $321,793,907#)	322,418,980
	Liabilities in Excess of Other Assets - (31.6)%	(77,468,151)

	TOTAL NET ASSETS - 100.0%	$244,950,829

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.

(b)	All or a portion of this security is segregated for open futures contracts and TBA’s.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Rating by Moody’s Investors Service.

(f)	Illiquid security.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 11 and 12 for definitions of ratings.

Abbreviations used in this schedule:

IO	—Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore

Bond Ratings (unaudited)(continued)

not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C —Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR — Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), an open-end management investment company. Prior to April 13, 2007, the Fund was a Maryland corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(e) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), Which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, Interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial Institutions. The Fund’s Investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,907,549
Gross unrealized depreciation	(1,282,476)

Net unrealized appreciation	$625,073

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Federal Republic of Germany	141	6/07	$22,289,642	$21,986,768	$(302,874)
U.S. Treasury 2 Year Notes	59	6/07	12,051,029	12,078,406	27,377
U.S. Treasury 5 Year Notes	302	6/07	31,930,713	31,960,094	29,381
Eurodollar Futures	53	6/07	12,578,228	12,561,000	(17,228)
Eurodollar Futures	11	12/07	2,611,318	2,612,225	907
Euribor Futures	260	9/07	99,448	13,319	(86,129)
LIBOR Futures	351	9/07	82,905,772	82,565,957	(339,815)

					(688,381)

Contracts to Sell:
U.S. Treasury 10 Year Notes	356	6/07	$38,350,939	$38,564,813	$(213,874)
U.S. Treasury Bonds	80	6/07	9,002,780	8,940,000	62,780

					(151,094)

Net Unrealized Loss on Open Futures Contracts					$(839,475)

At April 30, 2007, the Fund held TBA securities with a total cost of $80,208,266.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 22, 2007

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: June 22, 2007